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                                                                    Exhibit 10.5

                        GEAC COMPUTER CORPORATION LIMITED



                          EMPLOYEE STOCK PURCHASE PLAN














                         Effective as of August 1, 2001
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                        GEAC COMPUTER CORPORATION LIMITED

                          EMPLOYEE STOCK PURCHASE PLAN


THIS EMPLOYEE STOCK PURCHASE PLAN of Geac Computer Corporation Limited (the "Corporation") takes effect as of August 1, 2001. It continues and replaces the Corporation's Employee Stock Ownership Plan II dated November 1, 1984 ("ESOP II").

1.    PURPOSE

1.1 This Plan has been established to enable eligible employees of the Corporation to acquire Common Shares in Geac Computer Corporation Limited, in a convenient and systematic manner, so as to enable Employees to take a proprietary interest in the Corporation through equity participation, to encourage continued Employee interest in the operation, growth and development of the Corporation, as well as to provide an additional investment opportunity to employees.

2.    DEFINITIONS AND INTERPRETATION

2.1   In this Plan the following terms have the following meanings:

      (a) "Administrator" means the Board, or if and to the extent the Board does not administer the Plan, the Committee or any other person appointed by the Board in accordance with Section 11 hereof;

      (b) "Base Salary" means the gross salary amount paid to an Employee in the regular payroll period as of May 1 in any year (without taking into account any deduction either required by law or directed to be made by the Employee, and excluding any overtime pay, commissions, shift allowances, bonus, benefit, other remuneration or payment reflecting an Employee's entitlement under any profit sharing plan in effect from time to time);

      (c)   "Board" means the Board of Directors of the Corporation;

      (d) "business day" means a day on which a chartered bank in Toronto is generally open for business;

      (e) "Committee" means the committee of the Board (which may be constituted by one member of the Board), as constituted from time to time, which may be appointed by the Board to, inter alia, interpret, administer and implement the Plan, and includes any successor committee appointed by the Board for such purposes;

      (f)   "Common Shares" means the common shares of Geac;

      (g) "Corporation" or "Geac" means Geac Computer Corporation Limited, its successors and assigns;
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                                       2


      (h) "Employee" means a regular full-time employee or officer, or a permanent part-time employee, of the Corporation or of a Subsidiary working a minimum of 20 hours per week and for greater certainty does not include non-permanent part-time, casual, temporary or retired employees of the Corporation or consultants to the Corporation;

      (i) "Employee Shares" means the Common Shares purchased by an Employee or Employees under the Plan;

      (j) "fiscal quarter" means any of the Corporation's fiscal quarters ending July 31, October 31, January 31 and April 30 in each fiscal year;

      (k) "Insider" means (i) an insider as defined in the Securities Act (Ontario), other than a person who falls within that definition solely by virtue of being a director or senior officer of a subsidiary; and (ii) an associate, as such term is defined in the Securities Act (Ontario), of any person who is an insider by virtue of (i).

      (l) "Notice of Termination" means the notice of termination in the form of Exhibit "B" annexed hereto;

      (m) "Outstanding Issue" means the aggregate number of Common Shares then being referred to that are outstanding immediately prior to the share issuance in question, excluding Common Shares which have been issued pursuant to Share Compensation Arrangements over the immediately preceding one year period;

      (n) "Plan" means this Employee Stock Purchase Plan and includes all amendments thereto;

      (o) "Plan Member" means an Employee who has been accorded membership in the Plan;

      (p) "Purchase Date" means the first business day immediately following the last day of each of Geac's fiscal quarter;

      (q) "Quarterly Weighted Arithmetic Mean" means the arithmetic mean of the weighted average trading prices for Geac Common Shares on the TSE for each business day on which such Common Shares were traded during the fiscal quarter immediately before a Purchase Date, which weighted average trading prices for a business day shall be calculated by dividing the total value of the Common Shares traded on such business day by the total volume of the Common Shares traded on such business day;

      (r) "Share Compensation Arrangement" means a stock option, stock option plan, employee stock purchase plan or any other compensation or incentive plan involving the issuance or potential issuance of Common Shares to Employees,
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                                       3


            Insiders and any other person engaged to provide ongoing management or consulting services for the Corporation or for its Subsidiaries;

      (s) "Subscription Form" means the subscription form in the form of Exhibit "A" annexed hereto;

      (t) "Subsidiary" means a subsidiary, as defined in the Canada Business Corporations Act, of the Corporation; and

      (u)   "TSE" means The Toronto Stock Exchange.

2.2 This Plan is established under the laws of the Province of Ontario and the rights of all parties and the interpretation of each and every provision of the Plan shall be governed and construed in accordance with the laws of Ontario and the laws of Canada applicable therein.

2.3 In this Plan, unless the context requires otherwise, references to the male gender include the female gender, words importing the singular number may be construed to extend to and include the plural number, and words importing the plural number may be construed to extend to and include the singular number.

3.    ELIGIBILITY

3.1 Each Employee resident in Canada is eligible to participate in the Plan from the date that is three (3) months after he has entered the continuous full-time employment of Geac or a Subsidiary.

3.2 For the purpose of this Plan, continuous employment shall include sick leaves, maternity leaves, short term disability leaves and other leaves of absence approved by the Corporation, provided that where the period of leave exceeds ninety (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

4.    MEMBERSHIP

4.1 Any Employee of Geac or a Subsidiary may, at any time after he has been in the continuous full-time employ of Geac or a Subsidiary for a period of three (3) months, notify Geac that he wishes to become a member of this Plan, by completing a Subscription Form in the form annexed hereto as Exhibit "A". Membership will become effective on the date of the commencement of a fiscal quarter if the Corporation receives the Employee's Subscription Form at least five (5) business days prior to the commencement of such fiscal quarter; otherwise membership will become effective at the commencement of the next following fiscal quarter.

4.2 An Employee who terminates his membership in the Plan in accordance with subsection 8.1 hereof may apply for renewal of membership in the Plan, but only after four full fiscal
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                                       4


      quarters have elapsed since the effective date of termination of his membership and such renewal of membership will become effective as of the date of commencement of a fiscal quarter if the Corporation receives the Employee's Subscription Form to renew membership at least five (5) business days prior to the commencement of such fiscal quarter; otherwise renewal of membership will become effective as of the commencement of the next following fiscal quarter.

4.3   The Corporation will provide each Plan Member with the following:

      (a)   a copy of the Plan; and

      (b) any other information regarding the Plan required to be provided, and in a manner prescribed, under any applicable law.

5.    PLAN MEMBERS' PAYROLL DEDUCTIONS

5.1 An Employee in applying for membership in the Plan shall in the Subscription Form designate that one of two per cent (2%), five per cent (5%) or ten per cent (l0%) of his Base Salary is to be deducted from his salary payments for the purpose of purchasing Common Shares under this Plan.

5.2 A Plan Member may from time to time change the amount so designated under subsection 5.1, with respect to the fiscal quarter and all subsequent fiscal quarters, from one of two per cent (2%), five per cent (5%), or ten per cent (10%) to either of such other percentages by submitting to Geac a Subscription Form for this purpose at least five (5) business days prior to the commencement of the fiscal quarter in which such change of designated percentage is to take effect; otherwise the change of designated percentage will take effect in the next following fiscal quarter. Such a change may be made only once in each fiscal year of Geac unless the change is in connection with the commencement or termination of a leave of absence or short-term disability, or unless compliance with this provision is waived by Geac.

5.3 Payroll deductions will be made from a Plan Member's payroll in each regular payroll period after the commencement of his membership in the Plan. The amount of payroll deduction in each regular payroll period shall be equal to the product of a Plan Member's Base Salary multiplied by the percentage designated by the Plan Member under subsection 5.1. In the event a Plan Member changes his designation of payroll deduction percentage in accordance with subsection 5.2, the amount of the payroll deduction shall be adjusted accordingly. In the event a Plan Member's membership in the Plan is terminated in accordance with Sections 8, 9 and 13 herein, the payroll deductions will discontinue as provided in Sections 8, 9 and 13.

5.4 An individual bookkeeping account shall be maintained under the Plan for each Plan Member. The amounts deducted from a Plan Member's payroll shall be credited to the Plan Member's account under the Plan and shall constitute subscriptions by the Plan
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                                       5


      Member for Common Shares under the Plan. No interest shall accrue to a Plan Member in respect of the amounts credited to the Plan Member's account under the Plan.

5.5 All amounts credited to Plan Members' accounts under the Plan shall be the property of Geac, subject to subsections 8.2, 9.2 and 13.2 herein. All payroll deductions made under the Plan shall be deposited with the general funds of the Corporation and may be used by the Corporation for any corporate purpose.

6.    QUARTERLY PURCHASE OF COMMON SHARES

6.1 Subject to the provisions in Section 12 herein, as of each Purchase Date, Geac shall issue to each Plan Member from treasury that number of Common Shares (rounded downward to the nearest whole number of shares) determined by dividing the balance of the amount credited to a Plan Member's account under the Plan on the last day of the fiscal quarter immediately before the Purchase Date by a number equal to ninety per cent (90%) of the lesser of (i) the Quarterly Weighted Arithmetic Mean, and (ii) the arithmetic mean of the weighted average trading price for the Common Shares on the TSE for each of the last five (5) business days on which such Common Shares were traded during the fiscal quarter immediately before the Purchase Date (such number is hereinafter referred to as the "Subscription Price").

6.2 Concurrently with the issuance of Common Shares in accordance with subsection 6.1, the balance of the Plan Member's account under the Plan shall be reduced by the aggregate amount of the Subscription Price for all Common Shares issued to such Plan Member pursuant to subsection 6.1 on that Purchase Date. Any balance remaining in the Plan Member's account under the Plan shall be applied towards the Plan Member's future quarterly purchases of Common Shares pursuant to this Plan.

7.    ISSUANCE OF SHARE CERTIFICATES

7.1 Upon the issuance of Common Shares by Geac to Plan Members in each fiscal quarter, Geac shall direct Computershare Trust Company of Canada, or any other person acting as the registrar and transfer agent for the Common Shares, to issue Common Share certificates to the Plan Members with each certificate representing the number of Common Shares purchased by each Plan Member in that fiscal quarter; such certificate shall be sent, as promptly as practicable, by regular mail to the address of the Plan Member indicated in the Subscription Form or as otherwise notified to Geac in writing by the Plan Member.

8.    TERMINATION OF MEMBERSHIP BY PLAN MEMBER

8.1 A Plan Member may voluntarily terminate his membership in the Plan effective with respect to a fiscal quarter and all succeeding fiscal quarters by delivering to Geac a signed Notice of Termination in the form of Exhibit "B" annexed hereto. The termination will take effect on the date (the "Voluntary Termination Date") described as follows:
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                                       6


      (a) if the Corporation receives the Notice of Termination at least thirty (30) days before the end of a fiscal quarter, the Voluntary Termination Date shall be the last day of that fiscal quarter; or

      (b)   if the Corporation receives the Notice of Termination within thirty
            (30) days before the end of a fiscal quarter, the Voluntary Termination Date shall be the last day of the fiscal quarter following the fiscal quarter in which the Notice of Termination is received by the Corporation.

8.2 The Corporation shall not proceed with the issue of the Common Shares to the Plan Member that has delivered a Notice of termination for the fiscal quarter in which the Voluntary Termination Date occurs. The Corporation shall, as promptly as practicable after the Voluntary Termination Date, pay to the terminating Plan Member, without interest, any remaining balance of the Plan Member's account under the Plan which has not, as of the Voluntary Termination Date, been used to purchase Common Shares under the Plan. No further payroll deductions will be made from the terminating Plan Member's Base Salary for the purchase of Common Shares on and from the Voluntary Termination Date.

9.    AUTOMATIC TERMINATION

9.1 Membership in the Plan automatically terminates when an Employee ceases to be an Employee of Geac or a Subsidiary eligible to participate in the Plan, whether by reason of death, retirement, voluntary resignation or termination by Geac or the Subsidiary by which the Employee was employed, whether for "cause" or otherwise, or for any other reason whatsoever. The termination will take effect on the date (the "Automatic Termination Date") an Employee ceases to be an Employee of Geac or a Subsidiary eligible to participate in the Plan without taking into account any periods provided for notice of termination purposes.

9.2 Upon termination of membership of a Plan Member in the Plan as provided in subsection 9.1, except by reason of death, the Corporation shall, as promptly as practicable after the Automatic Termination Date, pay to the terminating Plan Member, without interest, any remaining balance of the Plan Member's account under the Plan which has not, as of the Automatic Termination Date, been used to purchase Common Shares under the Plan. No further payroll deductions will be made from the terminating Plan Member's Base Salary for the purchase of Common Shares on and from the Automatic Termination Date

9.3 Upon the death of a Plan Member, the balance of the deceased Plan Member's account under the Plan at the time of death, together with any payroll deduction from the deceased Plan Member's final salary payment under the Plan, shall continue to be credited to the Plan Member's account under the Plan until the end of the fiscal quarter in which the death occurs. At such fiscal quarter end, Common Shares shall be issued in the name of the last beneficiary(ies) designated under the Plan by the deceased Plan Member, or in the name of the deceased Plan Member if no beneficiary is designated under the
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                                       7


      Plan. The share certificate(s) shall be forwarded, and any remaining balance of the deceased Plan Member's account under the Plan shall be paid without interest and forwarded: (a) to the last beneficiary designated in a Subscription Form by the Plan Member, (b) in the absence of such a designated beneficiary, to the executor or administrator of the Plan Member's estate, or (c) if no such executor or administrator has been appointed to the knowledge of the Corporation, to such other person(s) as the Corporation may, in its discretion, designate.

10.   ADMINISTRATION OF THE PLAN

10.1 The Plan shall be administered by the Corporation in accordance with its provisions. The Corporation may, from time to time, establish administrative rules and regulations relating to the operation of the Plan as it may deem necessary to further the purpose of the Plan and amend or repeal such rules and regulations. The Corporation, in its discretion, may appoint a Committee for the purpose of interpreting, administering and implementing the Plan. The Corporation may also delegate to any director, officer or employee of the Corporation such administrative duties and powers relating to the administration of the Plan as the Corporation may see fit.

10.2 If considered advisable, the Corporation may appoint a third party to administer the Plan.

10.3 Geac shall bear all costs and expenses incurred in connection with the establishment and administration of the Plan.

11.   LISTING ON THE TORONTO STOCK EXCHANGE

11.1 Subject to Section 13, Geac shall use its best efforts to ensure that all Common Shares issued to Plan Members pursuant to the Plan are listed for trading on the TSE.

12.   RESTRICTIONS ON NUMBER OF COMMON SHARES ISSUABLE UNDER THE PLAN

12.1 The maximum number of Common Shares available for issue to Plan Members under the Plan shall be 600,000 Common Shares. Such maximum number excludes the number of all Common Shares issued under Geac's previous Employee Stock Ownership Plans and the number of any Common Shares issued or reserved for issuance under any of Geac's Employee Stock Option Plans.

12.2 The Board from time to time may increase or decrease such maximum number of Common Shares available for issue to Plan Members, so long as such maximum number is in accordance with the requirements of the TSE and applicable securities legislation in effect from time to time.

12.3 If on a given Purchase Date the number of Common Shares required to be issued under the Plan exceeds the number of Common Shares then available under the Plan or if there
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                                       8


      are no Common Shares then available for issue under the Plan, the Corporation may, in its absolute discretion:

      (a) make a pro rata allocation of the Common Shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable; or

      (b) suspend the issuance of Common Shares under the Plan until such subsequent Purchase Date on which Common Shares are again available for issuance under the Plan. Payroll deductions shall continue to be made under the Plan and credited to the Plan Members' accounts under the Plan during the suspension period. Common Shares shall be issued on such subsequent Purchase Date by applying the balance of the Plan Members' accounts under the Plan on such subsequent Purchase Date at the Subscription Price as at such subsequent Purchase Date.

12.4 No Employee shall be eligible to purchase Common Shares through the Plan if such purchase would result in such Employee holding in excess of five per cent (5%) of the issued and outstanding Common Shares.

12.5 The issuance, within a one year period, of Common Shares issued pursuant to all Share Compensation Arrangements may not exceed ten percent (10%) of the Outstanding Issue.

12.6 Not more than 50% of the Common Shares issuable under the Plan may be issued to Insiders.

12.7 Notwithstanding any of the provisions in this Section 12, the issuance to any one Insider (including the Insider's associates), within a one year period, of Common Shares issued pursuant to all Share Compensation Arrangements may not exceed five percent (5%) of the Outstanding Issue and the issuance to all Insiders, within a one year period, of Common Shares issued pursuant to all Share Compensation Arrangements may not exceed ten percent (10%) of the Outstanding Issue.

13.   AMENDMENT

13.1 The Corporation reserves the right at any time to amend, suspend or terminate, in whole or in part, the Plan, including such amendments to the Plan as may be necessary or desirable in the opinion of the Corporation to comply with the rules or regulations of any governmental authority or stock exchange that apply to the Plan, provided however that (a) any approvals required under any applicable law are obtained, and (b) no such amendment or termination shall be made at any time which has the effect of adversely affecting the existing rights of Plan Members in respect of Employee Shares which have been acquired by the Plan Members under the Plan prior to the date of such amendment or termination without those Plan Members' consent in writing. To the extent reasonably
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                                       9


      practicable, Plan Members will be given at least thirty (30) days notice of any amendment to, or termination of, the Plan.

13.2 To the extent reasonably practicable, termination of the Plan by Geac shall take effect as of the end of a fiscal quarter. No Common Shares will be issued in the fiscal quarter in which Geac terminates the Plan. All payroll deductions for the purchase of Common Shares under the Plan shall discontinue on and from the time of termination. The balance remaining in each Plan Member's account under the Plan at the time of termination shall be returned to the Plan Member, without interest.

14.   GENERAL PROVISIONS

14.1 Rights and interests under this Plan are not transferable by a Plan Member either by voluntary assignment or by operation of law except by death or mental incompetency. Any attempt at assignment, transfer, pledge or other disposition other than as described in the preceding sentence shall be without effect, except that the Corporation may treat such act as an election to terminate the membership in the Plan in accordance with subsection 8.1 hereof.

14.2 Participation in the Plan shall be entirely optional and voluntary and any decision whether or not to participate shall not affect any Employee's employment with the Corporation. No Employee, Plan Member or other person shall have any claim or right to participate under the Plan. Participation in this Plan shall not affect the right of the Corporation to discharge a Plan Member. Neither any period of notice, if any, nor any payment in lieu thereof, or combination thereof, upon termination of employment shall be considered as extending the period of employment for the purposes of the Plan.

14.3 The implementation and operation of the Plan is subject to any governmental and stock exchange approvals or consents that may be or become applicable. As a condition of participating in the Plan, each Plan Member agrees to comply with all laws, rules and regulations which may apply in connection with the Plan and agrees to furnish to the Corporation all information and undertakings as may be required to permit compliance with such laws, rules and regulations.

14.4 The Corporation may adopt and apply rules that in its opinion will ensure that the Corporation will be able to comply with applicable provisions of any federal, provincial, state, or local tax legislation. The Corporation or a Subsidiary may withhold from any amounts payable to a Plan Member, either under this Plan, or otherwise, or require a Plan Member to pay, such amounts as may be necessary, so as to ensure that the Corporation or the Subsidiary will be able to comply with applicable law relating to the withholding of tax or other required deductions relating to the Plan Member's participation in the Plan. The Corporation shall also have the right in its discretion to satisfy any such withholding tax liability by retaining or acquiring any Employee Shares which would otherwise be provided to a Plan Member hereunder.
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                                       10


14.5 Notwithstanding subsection 14.4 above, a Plan Member shall be fully responsible and liable for reporting for tax purposes in respect of his participation in the Plan and the payment of any tax relating thereto.

14.6 Neither the Corporation nor the Administrator shall be liable to any Plan Member or any person claiming through a Plan Member for any loss or failure to achieve a gain resulting from:

      (a) any change in the market value of any Employee Shares purchased by a Plan Member pursuant to the Plan;

      (b) any change in the market price of the Common Shares between any time payroll deductions are made from a Plan Member's payroll and the time a purchase of Common Shares using the amounts so deducted takes place;

      (c) any change in the market price of the Common Shares between the time the issuance of Common Shares under the Plan is suspended in accordance with paragraph 12.3(b) herein and the time the Common Shares of which issuance has been suspended are issued; or

      (d) any change in the market price of the Common Shares between the Purchase Date on which a Plan Member purchases Employee Shares under the Plan and the date the Plan Member receives the share certificate(s) representing the Employee Shares he has purchased on that Purchase Date.

15.   EFFECTIVE DATE

15.1 The Plan shall be effective as of August 1, 2001 subject to approval by the shareholders of the Corporation.

16.   TRANSITIONAL PROVISIONS

16.1 If the Plan is approved by the Shareholders of the Corporation, then effective as of August 1, 2001,

      (a) all members participating in ESOP II shall, notwithstanding subsection 4.1, automatically become Plan Members under this Plan;

      (b) each account maintained by Geac for an employee under ESOP II shall automatically be converted to an account for that employee under this Plan, and all balances remaining in the employee's account under ESOP II will be automatically credited to that employee's account under this Plan;

      (c) the last designations made by an employee under ESOP II on payroll deduction percentage and beneficiary(ies) are deemed to be the designations made under this Plan;
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                                       11


      (d) the Corporation may request Employees who become Plan Members by virtue of paragraph (a) above to furnish the Corporation with completed Subscription Forms; and

      (e) ESOP II is terminated, and the number of Common Shares remaining available for issuance under ESOP II as at August 1, 2001, if any, shall be allocated to Geac's Employee Stock Option Plans then in effect.

                                               Adopted by the Board of Directors
                                               on September 11, 2001.

                                               [APPROVED BY THE SHAREHOLDERS ON
                                               OCTOBER 19, 2001.]

                                    EXHIBIT A

                        GEAC COMPUTER CORPORATION LIMITED

                          EMPLOYEE STOCK PURCHASE PLAN

                                SUBSCRIPTION FORM


Commencement Date (to be completes by Geac):
                                            ------------------------------------

                       [ ]      Original Application

                       [ ]      Change in Payroll Deduction Rate

                       [ ]      Change of Beneficiary(ies)


1.    I,_______________________________________, hereby elect to participate in the Geac Computer Corporation Limited ("Geac") Employee Stock Purchase Plan (the "Plan") and subscribe to purchase Common Shares in accordance with this Subscription Form and the Plan.

2. I understand that subscriptions for the Common Shares under the Plan are made by payroll deductions. I hereby authorize payroll deductions from each of my pay cheques in the amount of the following selected percentage of my Base Salary on each pay day during each fiscal quarter in accordance with the Plan (please check only ONE box)

      [ ]    2%

      [ ]    5%

      [ ]    10%

3. I understand that any payroll deductions authorized by me under section 2 above shall be accumulated for my subscriptions of Common Shares under this Plan. I acknowledge that the amounts deducted from my payroll under the Plan will be credited to the bookkeeping account that Geac maintains for me under the Plan and no interests will accrue to me in respect to the amounts credited to my account under the Plan.

3. I understand my purchase of Common Shares under the Plan will be made at the applicable Subscription Price determined in accordance with the Plan.

4. I have received a copy of the complete Plan and I understand that any initially capitalized term in this Subscription Form has the meaning as defined in the Plan.

5. I understand that my participation in the Plan is in all respects subject to the terms of the Plan.
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                                       2


6. Common Shares purchased for me under the Plan should be issued in my name. However, any Common Shares purchased for me under the Plan after my death should be issued in the name of the beneficiary(ies) designated by me under the Plan if I have made such designation.

7. I understand that I will be treated for federal income tax purposes as having received a benefit from employment included in my income in an amount equal to the excess of the fair market value of the Common Shares on the date of purchase over the price which I pay for the Common Shares. The Corporation may withhold from my salary the amount necessary to meet any applicable tax withholding obligation with respect to my participation in the Plan.

8. I acknowledge that my participation in the Plan is entirely voluntary and will not affect my employment.

9. I agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

10. In the event of my death while I am a participant in the Plan, I wish the following beneficiary(ies) to receive all payments and Common Shares due to me under the Plan and I revoke any previous designation of beneficiary I have made under the Plan:


BENEFICIARY NAME:
                         -------------------------------------------------------
 (Please print)              (First)         (Middle)             (Last)

BENEFICIARY ADDRESS:
 (Please print)          -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------

Relationship to Employee:
                         -------------------------------------------------------



EMPLOYEE NAME:
                         -------------------------------------------------------
(Please print)               (First)         (Middle)             (Last)

EMPLOYEE ADDRESS:
 (Please print)          -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------


Social Insurance Number:
                         -------------------------------------------------------
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                                       3


I UNDERSTAND THAT THIS SUBSCRIPTION FORM SHALL REMAIN IN EFFECT THROUGHOUT MY MEMBERSHIP IN THE PLAN UNLESS AMENDED OR TERMINATED BY ME.



Dated:
       -------------------------------



                                             -------------------------------
                                             Signature of Plan Member

                                    EXHIBIT B

                        GEAC COMPUTER CORPORATION LIMITED

                          EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF TERMINATION


      The undersigned, a Plan Member in the Employee Stock Purchase Plan (the "Plan") of Geac Computer Corporation Limited (the "Corporation"), hereby notifies the Corporation that he or she hereby terminates his or her membership in the Plan. The undersigned understands that the termination will take effect on the date (the "Voluntary Termination Date") that is (a) the last day of the current fiscal quarter of the Corporation if this Notice of Termination is received by the Corporation at least thirty (30) days before the end of the current fiscal quarter, or (b) the last day of the next fiscal quarter of the Corporation if this Notice of Termination is received by the Corporation within thirty (30) days before the end of the current fiscal quarter. The undersigned hereby directs the Corporation not to proceed with the issue of the Common Shares to the undersigned under the Plan for the fiscal quarter in which the Voluntary Termination Date occurs. The undersigned further directs the Corporation to pay to the undersigned, as promptly as practicable after the Voluntary Termination Date, the balance of the undersigned's account under the Plan that has not been used to purchase Common Shares under the Plan. The undersigned understands and agrees that his or her participation in the Plan will be terminated and that no further payroll deductions will be made for the purchase of Common Shares on and from the Voluntary Termination Date. The undersigned further acknowledges that the undersigned shall be eligible to resume participation in the Plan only by delivering to the Corporation a new Subscription Form after at least four full fiscal quarters have passed from the Voluntary Termination Date.

                             Name and Address of Plan Member:


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                             Signature:


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                             Date:
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